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                               January 14, 1997






                                                                      23191-0001


Berkeley Capital Management Funds
650 California Street, Suite 2800
San Francisco, CA  94108

                       REGISTRATION STATEMENT ON FORM N-1A

Ladies and Gentlemen:

          We have acted as counsel to Berkeley Capital Management Funds, a Delaware business trust (the "Trust"), in connection with the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 14, 1996 (the "Registration Statement") and relating to the issuance by the Trust of an indefinite number of $0.01 par value shares of beneficial interest of one series of the Trust, Berkeley Capital Management Money Market Fund (the "Shares"), pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "Act").

          In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

          (a) the Trust's Agreement and Declaration of Trust dated as of October 25, 1996 (the "Declaration of Trust"), and the Trust's Certificate of Trust as filed with the Secretary of State of Delaware on October 28, 1996;

          (b)  the By-laws of the Trust;

          (c) resolutions of the initial Trustee of the Trust adopted by written consent dated December 31, 1996 authorizing the issuance of the Shares;

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Berkley Capital Management Funds

January 14, 1997                                                         Page 2


          (d)  the Registration Statement; and

          (e) a certificate of an officer of the Trust as to certain factual matters relevant to this opinion.

          Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated (Michie Co. 1995 and 1996 Supplement) and updated on LEXIS. We have not undertaken a review of other Delaware law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the business trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

          Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash or securities at the per-share public offering price on the date of their issuance in accordance with statements in the Trust's Prospectus included in the Registration Statement and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Trust, (iii) such consideration will be at least equal in value to the par value of the Shares, and (iv) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Trust, the Shares will be legally issued, fully paid and nonassessable.

          This opinion is rendered to you in connection with the Registration Statement and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

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Berkley Capital Management Funds

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          We hereby consent to (i) the reference to our firm under the caption
"Legal Counsel" in the Prospectus of the Trust included in the Registration Statement, and (ii) the filing of this opinion as an exhibit to the Registration Statement.

                              Very truly yours,

                              /s/ HELLER EHRMAN WHITE & McAULIFFE